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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                        Date of report (Date of earliest
                          event reported): June 9, 1997



                           ROYAL CANADIAN FOODS CORP.
             (Exact name of Registrant as specified in its charter)

     Delaware                               33-67658-NY      13-3729739
(State or other jurisdic-                  (Commission       (IRS Employer
tion of incorporation)                      file number)     Identification No.)

1004 Second Avenue, New York, NY                               10022
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (212) 980-4131



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Item 9. Sales of Equity Securities Pursuant to Regulation S

                  On June 9, 1997, the Registrant issued 10,880 shares of its Common Stock to Mark Schmerling to satisfy $21,760.00 of debt to him and 89,000 shares of its Common Stock (the 10,880 shares and 89,000 shares are collectively referred to herein as the "Stock") to Fernando Schechter to satisfy $178,000.00 of debt to him. There were no underwriting commissions or discounts in connection with the sale of the Stock. The Stock was sold in reliance upon Regulation S of the Securities Act of 1933, as amended, based upon the purchasers not being "U.S. persons" as that term is defined in Regulation S.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROYAL CANADIAN FOODS CORP.




Dated: June 24, 1997                      By: /s/Sheldon Golumbia
                                              --------------------
                                                 Sheldon Golumbia, President

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